UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 26, 2007

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SUN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

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Delaware	0-22911	65-032364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 N. Federal Highway, Suite 111-A, Boca Raton, Florida 33432

(Address of principal executive offices) (Zip Code)

561-826-0464

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

The Annual Meeting of Stockholders for Sun American Bancorp (the “Company”) will be held on Friday, June 15, 2007, at 10:00 a.m., E.D.T., at our bank subsidiary’s operations center located at 7300 Corporate Center Drive, Miami, Florida 33432.

Because the date of the Annual Meeting will be more than 30 days before the anniversary of last year’s annual meeting, the Company is informing its stockholders, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended, of the following revised deadline for submission of stockholder proposals to be considered at the Annual Meeting. In order for a stockholder proposal to be eligible for inclusion in the proxy statement for the Annual Meeting, such proposal must be received by the Company at its principal executive offices no later than May 1, 2007,  which is two days prior to the date on which the Company expects to begin printing and mailing its proxy materials.

Stockholder proposals should be directed to the attention of Robert Nichols, Chief Financial Officer, Sun American Bancorp, 1200 Federal Highway, Boca Raton, Florida 33432.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 26, 2007

SUN AMERICAN BANCORP

By:	/s/ MICHAEL E. GOLDEN
Name:	Michael E. Golden
Title:	President and Chief Executive Officer

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